                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (date of earliest event reported): February 1, 2005
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                        L-3 COMMUNICATIONS HOLDINGS, INC.

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               (Exact Name of Registrants as Specified in Charter)

                                    DELAWARE

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                 (State or Other Jurisdiction of Incorporation)

             001-14141                                    13-3937434
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      (Commission File Number)                 (IRS Employer Identification No.)

    600 THIRD AVENUE, NEW YORK, NEW YORK                           10016

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  (Address of Principal Executive Offices)                       (Zip Code)

                                 (212) 697-1111
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              (Registrants' Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13.e-4(c))

SECTION 2 - FINANCIAL INFORMATION

ITEM 2.02.        RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On February 1, 2005 L-3 Communications Holdings, Inc. (L-3) issued a press release setting forth L-3's 2004 fourth quarter financial results. A copy of this press release is attached hereto as Exhibit 99.1.

This press release is furnished herewith as Exhibit 99.1, and shall not be deemed filed for purposes of the Exchange Act.

SECTION 8 - OTHER EVENTS

SECTION 8.01 OTHER EVENTS.

The following updates the Company's previous disclosure with respect to the
Kalitta Air litigation solely to reflect that the trial with respect to such litigation began on January 18, 2005.

L-3 Integrated Systems and its predecessors have been involved in a litigation with Kalitta Air arising from a contract to convert Boeing 747 aircraft from passenger configuration to cargo freighters. The lawsuit was brought in the northern district of California on January 31, 1997. The aircraft were modified using Supplemental Type Certificates (STCs) issued in 1988 by the Federal
Aviation Administration (FAA) to Hayes International, Inc. (Hayes/Pemco) as a
subcontractor to GATX/Airlog Company (GATX). Between 1988 and 1990, Hayes/Pemco
modified five aircraft as a subcontractor to GATX using the STCs. Between 1990 and 1994, Chrysler Technologies Airborne Systems, Inc. (CTAS), a predecessor to
L-3 Integrated Systems, performed as a subcontractor to GATX and modified an additional five aircraft using the STCs. Two of the aircraft modified by CTAS were owned by American International Airways, the predecessor to Kalitta Air. In
1996, the FAA determined that the engineering data provided by Hayes/Pemco supporting the STCs was inadequate and issued an Airworthiness Directive that effectively grounded the ten modified aircraft. The Kalitta Air aircraft have not been in revenue service since that date. The matter was tried in January
2001 against GATX and CTAS with the jury finding fault on the part of GATX but rendering a unanimous defense verdict in favor of CTAS. Certain co-defendants had settled prior to trial. The U.S. Ninth Circuit Court of Appeals has reversed and remanded the trial court's summary judgment rulings in favor of CTAS regarding a negligence claim by Kalitta Air, which asserts that CTAS as an expert in aircraft modification should have known that the STCs were deficient, and excluding certain evidence at trial. Based on this ruling, a retrial has been scheduled for September 2004. In preparation for retrial, Kalitta Air has submitted to us an expert report on damages that calculated Kalitta Air's damages at either $232 million or $602 million, depending on different factual assumptions. We have retained experts whose reports indicate that, even in the event of an adverse jury finding on the liability issues at trial, Kalitta Air has already recovered amounts from the other parties to the initial suit that more than fully compensated Kalitta Air for any damages it incurred. CTAS'
insurance carrier has accepted defense of the matter with a reservation of its right to dispute its obligations under the applicable insurance policy in the event of an adverse jury finding. The trial began on January 18, 2005, and is expected to go to the jury for deliberation in mid-to late February 2005. We have meritorious defenses and intend to continue to vigorously defend this matter. However, litigation is inherently uncertain and it is possible that an adverse jury decision could be rendered, which could have a material adverse effect on our consolidated financial position, results of operations or cash flows.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS.

         (C) EXHIBITS.

Exhibit
Number            Title
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99.1              Press release, dated February 1, 2005, issued by L-3

                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        L-3 COMMUNICATIONS HOLDINGS, INC.

                                        By: /s/ Christopher Cambria
                                           ---------------------------------
                                           Name:   Christopher C. Cambria
                                           Title:  Senior Vice President,
                                                   Secretary and General Counsel

Dated:  February 1, 2005